Exhibit 99.1

FOR IMMEDIATE RELEASE: July 18, 2013

SIMMONS FIRST ANNOUNCES SECOND QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced second quarter 2013 net income of $6.6 million and diluted earnings per share of $0.40, an increase of $0.02, or 5.3%, compared to the same quarter last year. Year-to-date net income was $12.5 million, or $0.76 diluted earnings per share, an increase of $0.01 the same period last year.

“Considering interest rates continue at historical lows, we were pleased with our 5.3% quarterly EPS increase. More so, we were pleased with the positive trends in our balance sheet, as reflected in our normalized organic loan growth of approximately 3%, which enabled us to produce a net interest margin of 3.96%. The organic loan growth, coupled with strong asset quality, bodes well for the balance of the year,” commented George A. Makris, Jr., CEO-Elect.

Loans

Total loans, including those acquired, were $1.9 billion at June 30, 2013, an increase of $149.7 million, or 8.8%, compared to the same period in 2012. Loans acquired in FDIC-assisted acquisitions grew $113.0 million, net of discounts, and legacy loans (excluding acquired loans) grew $35.7 million. “This was the third consecutive quarter of organic loan growth.  While still not enough to call a trend, we believe it is very positive in that the growth is coming throughout our markets in Arkansas, Kansas and Missouri. Needless to say, the economy remains in a slow recovery, which makes this growth even more significant,” added Makris.

Deposits

At June 30, 2013, total deposits were $2.8 billion, an increase of $183.8 million, or 7.0%, compared to the same period in 2012.  Total non-time deposits totaled $2.0 billion, or 71% of total deposits.

Net Interest Income

The Company’s net interest income for the second quarter of 2013 was $29.6 million, an increase of $2.3 million, or 8.6%, from the same period of 2012. Net interest margin was 3.96% for the quarter ended June 30, 2013. Included in interest income for both periods was the additional yield accretion recognized as a result of updated estimates of the cash flows of the loan pools acquired in the Company’s 2010 FDIC-assisted transactions. Each quarter, the Company estimates the cash flows expected to be collected from the acquired loan pools, and adjustments may or may not be required. The cash flows estimate has increased based on payment histories and reduced loss expectations of the loan pools. This resulted in increased interest income that is spread on a level-yield basis over the remaining expected lives of the loan pools. The increases in expected cash flows also reduce the amount of expected reimbursements under the loss sharing agreements with the FDIC, which are recorded as indemnification assets. The impact of the adjustments on the Company’s financial results for the current reporting period is shown below:

	Three Months Ended		Six Months Ended
(In thousands)	June 30		June 30
	2013	2012	2013	2012
Impact on net interest income	$3,150	$3,004	$6,097	$6,189
Non-interest income	(3,062)	(2,737)	(5,890)	(5,516)
Net impact to pre-tax income	$88	$267	$207	$673

Because these adjustments will be recognized over the remaining lives of the loan pools and the remainder of the loss sharing agreements, respectively, they will impact future periods as well. The current estimate of the remaining accretable yield adjustment that will positively impact interest income is $19.5 million and the remaining adjustment to the indemnification assets that will reduce non-interest income is $16.9 million. Of the remaining adjustments, we expect to recognize $5.5 million of interest income and a $5.5 million reduction of non-interest income during the remainder of 2013, resulting in no impact to pre-tax income. The accretable yield adjustments recorded in future periods will change as the Company continues to evaluate expected cash flows from the acquired loan pools.

Non-Interest Income

Non-interest income for the second quarter was $11.3 million, an increase of $180,000, or 1.6%, compared to the second quarter of 2012.

Non-Interest Expense

Non-interest expense for the second quarter of 2013 was $30.3 million, an increase of $2.1 million compared to the same period in 2012. “Included in the quarter were $1.9 million in normal operating expenses attributable to our 2012 FDIC-assisted acquisitions. Normalized for these acquisition related expenses, non-interest expense for the quarter increased by only 0.8%. Obviously, we continue to have excellent expense control as a result of the implementation of our efficiency initiatives,” added Makris.

Asset Quality

Beginning in 2010, the Company has acquired loans and foreclosed real estate (“OREO”) through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of covered loans and OREO. The acquired loans and OREO and any related FDIC loss share indemnification asset were presented in the Company's financial reports with a carrying value equal to the discounted net present value of expected future proceeds. At June 30, 2013, acquired loans covered by loss share were carried at $164 million, OREO covered by loss share was carried at $23 million and the FDIC loss share indemnification asset was carried at $68 million. Acquired loans and OREO not covered by loss share were carried at $64 million and $9 million, respectively. As a result of  using the discounted net present value method of valuing these assets, and due to the significant protection against possible losses provided by the FDIC loss share indemnification, all acquired assets, with the exception of OREO not covered by loss share, are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

The Company's allowance for loan losses was $27.4 million at June 30, 2013, or 1.66% of total loans and 292% of non-performing loans. Non-performing loans as a percent of total loans were 0.57% as of June 30, 2013, down 17 basis points from December 31, 2012. “On a linked quarter basis, our non-performing assets decreased $2.8 million. Included in our non-performing assets was $8.6 million, net of a credit mark, of non-covered OREO we acquired in our two recent FDIC-assisted transactions. Normalizing for the acquired OREO, our legacy non-performing assets as a percent of total assets was 0.92% as of June 30, 2013, which continues to compare favorably to the industry and our peer group,” commented Makris. For the second quarter, the annualized net charge-off ratio, excluding credit cards, was 0.23%, and the annualized credit card charge-off ratio was 1.25%.

Capital

At June 30, 2013, stockholders' equity was $402 million, book value per share was $24.67 and tangible book value per share was $20.74. The Company's ratio of stockholders' equity to total assets was 11.7% and its ratio of tangible common equity to tangible assets was 10.1%, as of June 30, 2013.

“Our exceptional level of capital allows us to actively pursue the right opportunities that meet our strategic plan regarding mergers and acquisitions,” continued Makris. As of June 30, 2013, the Company’s regulatory capital ratios remain significantly higher than regulatory “well capitalized” guidelines:

	“Well Capitalized”	SFNC
Tier 1 Leverage Ratio	5.00%	10.95%
Tier 1 Risk-Based Capital Ratio	6.00%	18.99%
Total Risk-Based Capital Ratio	10.00%	20.24%

Stock Repurchase Program

Through the second quarter of 2013, the Company has repurchased approximately 327,000 shares at an average price of $25.50. The Company plans to continue to allocate its earnings, less dividends, to its stock repurchase program.

Simmons First National Corporation

Simmons First National Corporation is an eight bank financial holding company with community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 96 offices, of which 92 are financial centers, in 55 communities in Arkansas, Missouri and Kansas. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC”.

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, July 18, 2013. Interested persons can listen to this call by dialing toll-free 1-888-510-1765 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 6573031. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of the amortization of intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$38,494	$40,006	$47,470	$40,356	$29,708
Interest bearing balances due from banks	420,740	602,992	467,984	440,524	515,874
Federal funds sold	-	-	22,343	7,571	-
Cash and cash equivalents	459,234	642,998	537,797	488,451	545,582
Investment securities - held-to-maturity	555,464	488,513	496,141	510,630	525,522
Investment securities - available-for-sale	177,531	192,165	191,342	205,051	166,966
Mortgage loans held for sale	14,454	19,100	25,367	23,980	15,495
Assets held in trading accounts	8,739	8,368	6,224	7,002	7,812
Loans:
Loans	1,650,395	1,589,077	1,628,513	1,623,401	1,614,736
Allowance for loan losses	(27,398)	(27,735)	(27,882)	(28,145)	(28,397)
Loans acquired, not covered by FDIC loss share
(net of discount)	63,500	78,745	82,764	73,023	-
Loans acquired, covered by FDIC loss share (net of discount)	163,736	181,537	210,842	163,657	114,189
Net loans	1,850,233	1,821,624	1,894,237	1,831,936	1,700,528
FDIC indemnification asset	67,744	71,002	75,286	59,547	35,038
Premises and equipment	88,164	87,934	87,557	85,969	85,171
Foreclosed assets not covered by FDIC loss share	30,390	30,714	33,352	29,665	23,947
Foreclosed assets covered by FDIC loss share	22,990	28,003	27,620	26,466	11,252
Interest receivable	12,637	13,027	14,530	15,253	12,975
Bank owned life insurance	59,710	59,344	52,066	51,681	51,326
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,487	3,624	3,760	2,549	1,431
Other assets	10,387	16,540	21,605	16,195	13,494
Total assets	$3,421,769	$3,543,561	$3,527,489	$3,414,980	$3,257,144

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$565,433	$592,442	$576,655	$543,380	$517,854
Interest bearing transaction accounts and savings deposits	1,428,422	1,456,005	1,421,137	1,343,784	1,290,954
Time deposits less than $100,000	467,778	482,688	505,773	521,259	467,503
Time deposits greater than $100,000	351,486	361,529	370,598	386,872	352,973
Total deposits	2,813,119	2,892,664	2,874,163	2,795,295	2,629,284
Federal funds purchased and securities sold
under agreements to repurchase	79,063	108,227	104,078	64,829	70,220
Other borrowings	77,659	81,646	89,441	88,852	90,866
Subordinated debentures	20,620	20,620	20,620	20,620	30,930
Accrued interest and other liabilities	29,458	33,950	33,125	41,136	28,431
Total liabilities	3,019,919	3,137,107	3,121,427	3,010,732	2,849,731

Stockholders' equity:
Common stock	163	165	165	167	170
Surplus	89,434	94,723	96,587	99,156	105,825
Undivided profits	314,663	311,521	309,053	304,343	300,917
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	(2,410)	45	257	582	501
Total stockholders' equity	401,850	406,454	406,062	404,248	407,413
Total liabilities and stockholders' equity	$3,421,769	$3,543,561	$3,527,489	$3,414,980	$3,257,144

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$41,030	$42,334	$43,691	$36,603	$35,899
Interest bearing balances due from banks	527,787	560,759	490,532	479,435	550,512
Federal funds sold	1,922	8,487	8,931	2,850	363
Cash and cash equivalents	570,739	611,580	543,154	518,888	586,774
Investment securities - held-to-maturity	511,008	497,152	511,203	496,102	508,293
Investment securities - available-for-sale	182,227	191,981	194,815	178,247	172,539
Mortgage loans held for sale	14,154	19,442	17,804	19,334	17,623
Assets held in trading accounts	8,292	8,525	7,701	7,780	7,831
Loans:
Loans	1,616,036	1,588,299	1,633,710	1,637,437	1,579,166
Allowance for loan losses	(28,219)	(27,999)	(28,660)	(29,228)	(29,339)
Loans acquired, not covered by FDIC loss share
(net of discount)	72,663	80,755	82,764	12,700	-
Loans acquired, covered by FDIC loss share (net of discount)	172,415	196,190	218,135	117,809	120,695
Net loans	1,832,895	1,837,245	1,905,949	1,738,718	1,670,522
FDIC indemnification asset	70,442	74,205	66,994	39,476	38,563
Premises and equipment	88,210	87,571	87,784	85,173	85,629
Foreclosed assets not covered by FDIC loss share	29,399	32,102	34,883	24,945	24,322
Foreclosed assets covered by FDIC loss share	25,603	27,812	29,779	14,521	12,079
Interest receivable	12,524	13,370	15,154	13,484	12,877
Bank owned life insurance	59,523	52,706	51,864	51,507	51,133
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,554	3,693	2,955	1,614	1,467
Other assets	13,435	20,827	3,574	14,991	15,114
Total assets	$3,482,610	$3,538,816	$3,534,218	$3,265,385	$3,265,371

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$560,804	$567,588	$570,800	$504,923	$502,884
Interest bearing transaction accounts and savings deposits	1,456,258	1,446,533	1,405,956	1,291,141	1,282,616
Time deposits less than $100,000	475,428	494,196	523,050	477,275	477,588
Time deposits greater than $100,000	359,155	364,496	380,843	361,504	360,233
Total deposits	2,851,645	2,872,813	2,880,649	2,634,843	2,623,321
Federal funds purchased and securities sold
under agreements to repurchase	89,879	118,131	101,815	72,381	82,738
Other borrowings	80,090	83,872	89,617	90,307	89,606
Subordinated debentures	20,620	20,620	20,620	30,594	30,930
Accrued interest and other liabilities	32,146	34,486	33,227	30,219	29,077
Total liabilities	3,074,380	3,129,922	3,125,928	2,858,344	2,855,672
Total stockholders' equity	408,230	408,894	408,290	407,041	409,699
Total liabilities and stockholders' equity	$3,482,610	$3,538,816	$3,534,218	$3,265,385	$3,265,371

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands, except per share data)
INTEREST INCOME
Loans not covered by loss share	$22,602	$23,696	$23,912	$23,192	$22,358
Loans covered by FDIC loss share	6,469	6,175	6,759	5,041	4,994
Federal funds sold	5	3	4	2	1
Investment securities	3,019	2,902	3,106	3,027	3,313
Mortgage loans held for sale	118	155	149	171	164
Assets held in trading accounts	6	11	11	12	13
Interest bearing balances due from banks	352	290	301	267	349
TOTAL INTEREST INCOME	32,571	33,232	34,242	31,712	31,192
INTEREST EXPENSE
Time deposits	1,479	1,588	1,807	1,863	2,004
Other deposits	603	611	652	658	676
Federal funds purchased and securities
sold under agreements to repurchase	53	65	65	69	77
Other borrowings	692	734	948	792	799
Subordinated debentures	162	159	163	389	385
TOTAL INTEREST EXPENSE	2,989	3,157	3,635	3,771	3,941
NET INTEREST INCOME	29,582	30,075	30,607	27,941	27,251
Provision for loan losses	1,034	919	1,295	1,299	775
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	28,548	29,156	29,312	26,642	26,476
NON-INTEREST INCOME
Trust income	1,342	1,444	1,484	1,440	1,240
Service charges on deposit accounts	4,474	4,241	4,645	4,368	3,930
Other service charges and fees	791	775	747	684	738
Mortgage lending income	1,338	1,216	1,553	1,705	1,445
Investment banking income	696	454	337	560	442
Credit card fees	4,341	4,039	4,655	4,104	4,207
Bank owned life insurance income	366	278	385	355	368
Gain on sale of securities, net	(193)	-	2	-	-
Gain on FDIC-assisted transactions	-	-	2,291	1,120	-
Net (loss) gain on assets covered by FDIC loss share agreements	(2,615)	(2,142)	(2,286)	(2,689)	(2,153)
Other income	733	1,008	930	165	876
TOTAL NON-INTEREST INCOME	11,273	11,313	14,743	11,812	11,093
NON-INTEREST EXPENSE
Salaries and employee benefits	17,937	18,507	17,674	15,911	16,590
Occupancy expense, net	2,450	2,555	2,311	2,182	2,029
Furniture and equipment expense	2,030	1,723	1,835	1,835	1,608
Other real estate and foreclosure expense	59	331	311	280	194
Deposit insurance	492	775	614	444	457
Merger related costs	(467)	240	1,081	815	-
Other operating expenses	7,818	7,781	8,340	7,219	7,366
TOTAL NON-INTEREST EXPENSE	30,319	31,912	32,166	28,686	28,244
NET INCOME BEFORE INCOME TAXES	9,502	8,557	11,889	9,768	9,325
Provision for income taxes	2,926	2,620	3,856	3,008	2,789
NET INCOME	$6,576	$5,937	$8,033	$6,760	$6,536
BASIC EARNINGS PER SHARE	$0.40	$0.36	$0.48	$0.41	$0.38
DILUTED EARNINGS PER SHARE	$0.40	$0.36	$0.48	$0.41	$0.38

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands, except per share data)
INTEREST INCOME
Loans not covered by loss share	$46,298	$23,696	$91,734	$67,822	$44,630
Loans covered by FDIC loss share	12,644	6,175	22,767	16,009	10,967
Federal funds sold	8	3	7	4	1
Investment securities	5,921	2,902	12,721	9,615	6,588
Mortgage loans held for sale	273	155	637	487	317
Assets held in trading accounts	17	11	48	37	25
Interest bearing balances due from banks	642	290	1,220	919	652
TOTAL INTEREST INCOME	65,803	33,232	129,134	94,893	63,180
INTEREST EXPENSE
Time deposits	3,067	1,588	7,943	6,136	4,273
Other deposits	1,214	611	2,682	2,029	1,372
Federal funds purchased and securities
sold under agreements to repurchase	118	65	310	248	176
Other borrowings	1,426	734	3,354	2,406	1,613
Subordinated debentures	321	159	1,328	1,166	777
TOTAL INTEREST EXPENSE	6,146	3,157	15,617	11,985	8,211
NET INTEREST INCOME	59,657	30,075	113,517	82,908	54,969
Provision for loan losses	1,953	919	4,140	2,846	1,546
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	57,704	29,156	109,377	80,062	53,423
NON-INTEREST INCOME
Trust income	2,786	1,444	5,473	3,988	2,549
Service charges on deposit accounts	8,715	4,241	16,808	12,163	7,795
Other service charges and fees	1,566	775	2,961	2,211	1,530
Mortgage lending income	2,554	1,216	5,997	4,441	2,739
Investment banking income	1,150	454	2,038	1,700	1,141
Credit card fees	8,380	4,039	17,045	12,390	8,286
Bank owned life insurance income	644	278	1,463	1,078	723
Gain on sale of securities, net	(193)	-	2	-	-
Gain on FDIC-assisted transactions	-	-	3,411	1,120	-
Net (loss) gain on assets covered by FDIC loss share agreements	(4,757)	(2,142)	(9,793)	(7,507)	(4,818)
Other income	1,741	1,008	2,966	2,037	1,871
TOTAL NON-INTEREST INCOME	22,586	11,313	48,371	33,621	21,816
NON-INTEREST EXPENSE
Salaries and employee benefits	36,444	18,507	66,999	49,323	33,414
Occupancy expense, net	5,005	2,555	8,603	6,291	4,110
Furniture and equipment expense	3,753	1,723	6,882	5,047	3,212
Other real estate and foreclosure expense	390	331	992	681	401
Deposit insurance	1,267	775	2,086	1,472	1,028
Merger related costs	(227)	240	1,896	815	-
Other operating expenses	15,599	7,781	30,275	21,928	14,716
TOTAL NON-INTEREST EXPENSE	62,231	31,912	117,733	85,557	56,881
NET INCOME BEFORE INCOME TAXES	18,059	8,557	40,015	28,126	18,358
Provision for income taxes	5,546	2,620	12,331	8,475	5,467
NET INCOME	$12,513	$5,937	$27,684	$19,651	$12,891
BASIC EARNINGS PER SHARE	$0.76	$0.36	$1.64	$1.16	$0.75
DILUTED EARNINGS PER SHARE	$0.76	$0.36	$1.64	$1.16	$0.75

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands)
Tier 1 capital
Stockholders' equity	$401,850	$406,454	$406,062	$404,248	$407,413
Trust preferred securities, net allowable	20,000	20,000	20,000	20,000	30,000
Disallowed intangible assets, net of deferred tax	(48,091)	(48,529)	(48,966)	(48,053)	(47,235)
Unrealized gain on AFS securities	2,410	(45)	(257)	(582)	(501)

Total Tier 1 capital	376,169	377,880	376,839	375,613	389,677

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	35	28	19	14	15
Qualifying allowance for loan losses	24,818	24,129	24,743	24,395	22,910

Total Tier 2 capital	24,853	24,157	24,762	24,409	22,925

Total risk-based capital	$401,022	$402,037	$401,601	$400,022	$412,602

Risk weighted assets	$1,981,341	$1,925,199	$1,974,800	$1,946,344	$1,825,808

Adjusted average assets for leverage ratio	$3,434,844	$3,490,102	$3,484,504	$3,216,488	$3,217,291

Ratios at end of quarter
Equity to assets	11.74%	11.47%	11.51%	11.84%	12.51%
Tangible common equity to tangible assets	10.06%	9.84%	9.87%	10.18%	10.81%
Tier 1 leverage ratio	10.95%	10.83%	10.81%	11.68%	12.11%
Tier 1 risk-based capital ratio	18.99%	19.63%	19.08%	19.30%	21.34%
Total risk-based capital ratio	20.24%	20.88%	20.34%	20.55%	22.60%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$173,536	$171,599	$185,536	$175,760	$176,325
Student loans	30,106	31,835	34,145	36,441	39,823
Other consumer	103,765	102,297	105,319	107,604	107,284
Total consumer	307,407	305,731	325,000	319,805	323,432
Real Estate
Construction	142,902	136,099	138,132	128,423	117,235
Single-family residential	364,239	355,479	356,907	355,976	355,978
Other commercial	572,110	569,686	568,166	546,224	550,418
Total real estate	1,079,251	1,061,264	1,063,205	1,030,623	1,023,631
Commercial
Commercial	152,122	150,427	141,336	138,719	140,868
Agricultural	107,113	68,028	93,805	130,727	122,245
Total commercial	259,235	218,455	235,141	269,446	263,113
Other	4,502	3,627	5,167	3,527	4,560
Total Loans	$1,650,395	$1,589,077	$1,628,513	$1,623,401	$1,614,736

(1) Excludes all acquired loans, including those covered by FDIC loss share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$-	$-	$-	$-	$-
U.S. Government agencies	313,050	288,480	288,098	303,640	315,493
Mortgage-backed securities	43	45	49	51	56
State and political subdivisions	241,751	199,368	207,374	206,319	209,043
Other securities	620	620	620	620	930
Total held-to-maturity	555,464	488,513	496,141	510,630	525,522
Available-for-Sale
U.S. Government agencies	159,390	159,846	152,481	164,467	148,837
Mortgage-backed securities	2,078	15,891	20,634	24,333	2,493
State and political subdivisions	1,262	1,417	2,988	-	-
FHLB stock	5,353	5,325	5,498	5,788	5,578
Other securities	9,448	9,686	9,741	10,463	10,058
Total available-for-sale	177,531	192,165	191,342	205,051	166,966
Total investment securities	$732,995	$680,678	$687,483	$715,681	$692,488
Fair value - HTM investment securities	$543,154	$491,556	$500,578	$516,419	$531,499

Investment Securities - QTD Average
Taxable securities	$478,946	$485,711	$495,917	$467,988	$471,826
Tax exempt securities	214,289	203,422	210,101	206,361	209,006
Total investment securities - QTD average	$693,235	$689,133	$706,018	$674,349	$680,832

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$27,735	$27,882	$28,145	$28,397	$28,325
Loans charged off
Credit cards	743	909	884	806	829
Other consumer	310	374	362	358	252
Real estate	887	239	705	773	78
Commercial	133	96	163	86	165
Total loans charged off	2,073	1,618	2,114	2,023	1,324

Recoveries of loans previously charged off
Credit cards	204	236	194	242	212
Other consumer	116	195	177	107	135
Real estate	295	68	144	61	248
Commercial	87	53	41	62	26
Total recoveries	702	552	556	472	621
Net loans charged off	1,371	1,066	1,558	1,551	703
Provision for loan losses	1,034	919	1,295	1,299	775
Balance, end of quarter	$27,398	$27,735	$27,882	$28,145	$28,397

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans
Real estate	$4,305	$6,963	$7,135	$6,197	$6,851
Commercial	526	602	618	894	676
Consumer	1,410	1,203	1,370	1,389	1,462
Total nonaccrual loans	6,241	8,768	9,123	8,480	8,989
Loans past due 90 days or more
Government guaranteed student loans	2,254	2,283	2,234	2,324	3,275
Other loans	879	661	681	1,001	509
Total loans past due 90 days or more	3,133	2,944	2,915	3,325	3,784
Total non-performing loans	9,374	11,712	12,038	11,805	12,773
Other non-performing assets
Foreclosed assets held for sale	21,804	21,253	21,556	23,126	23,947
Acquired foreclosed assets held for sale, not covered
by FDIC loss share agreements	8,586	9,461	11,796	6,539
Other non-performing assets	80	238	221	60	-
Total other non-performing assets	30,470	30,952	33,573	29,725	23,947
Total non-performing assets	$39,844	$42,664	$45,611	$41,530	$36,720
Performing TDRs (troubled debt restructurings)	$10,473	$10,745	$11,015	$10,995	$11,492

Ratios (1) (2)
Allowance for loan losses to total loans	1.66%	1.75%	1.71%	1.73%	1.76%
Allowance for loan losses to non-performing loans	292%	237%	232%	238%	222%
Non-performing loans to total loans	0.57%	0.74%	0.74%	0.73%	0.79%
Non-performing assets (including performing TDRs)
to total assets	1.47%	1.51%	1.61%	1.54%	1.48%
Non-performing assets to total assets	1.16%	1.20%	1.29%	1.22%	1.13%
Non-performing assets to total assets
(excluding Gov't guaranteed student loans)	1.10%	1.14%	1.23%	1.15%	1.03%
Annualized net charge offs to total loans	0.34%	0.27%	0.38%	0.38%	0.18%
Annualized net credit card charge offs to
total credit card loans	1.25%	1.53%	1.54%	1.27%	1.42%
Annualized net charge offs to total loans
(excluding credit cards)	0.23%	0.11%	0.24%	0.27%	0.02%
Past due loans >30 days (excluding nonaccrual)	0.54%	0.64%	0.63%	0.75%	0.68%
Past due loans >30 days (excluding nonaccrual)
(excluding Gov't guaranteed student loans)	0.35%	0.40%	0.44%	0.48%	0.42%

(1)	Excludes all acquired loans, including those covered by FDIC loss share agreements, except for their inclusion in total assets.
(2)	Excludes acquired foreclosed assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012

ASSETS

Earning Assets
Interest bearing balances due from banks	0.27%	0.21%	0.24%	0.22%	0.25%
Investment securities	2.37%	2.33%	2.39%	2.46%	2.66%
Mortgage loans held for sale	3.34%	3.23%	3.33%	3.52%	3.74%
Assets held in trading accounts	0.29%	0.52%	0.57%	0.61%	0.67%
Loans, including covered loans*	6.27%	6.50%	6.31%	6.36%	6.47%
Total interest earning assets	4.35%	4.41%	4.45%	4.45%	4.41%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.17%	0.17%	0.18%	0.20%	0.21%
Time deposits	0.71%	0.75%	0.80%	0.88%	0.96%
Total interest bearing deposits	0.36%	0.39%	0.42%	0.47%	0.51%
Federal funds purchased and securities
sold under agreement to repurchase	0.24%	0.22%	0.25%	0.38%	0.37%
Other borrowings	3.47%	3.55%	4.21%	3.49%	3.59%
Subordinated debentures	3.15%	3.13%	3.14%	5.06%	5.01%
Total interest bearing liabilities	0.48%	0.51%	0.57%	0.65%	0.68%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.87%	3.90%	3.88%	3.80%	3.73%
Net interest margin - quarter-to-date	3.96%	4.01%	3.99%	3.94%	3.87%
Net interest margin - year-to-date	3.98%	4.01%	3.93%	3.91%	3.90%

* Covered loans are loans covered by FDIC loss share agreements.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
($ in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.40	$0.36	$0.48	$0.41	$0.38
Core earnings (excludes nonrecurring items) (non-GAAP)	6,409	6,083	7,404	6,575	6,536
Diluted core earnings per share (non-GAAP)	0.39	0.37	0.44	0.40	0.38
Cash dividends declared per common share	0.21	0.21	0.20	0.20	0.20
Cash dividends declared - amount	3,434	3,469	3,323	3,334	3,395
Return on average stockholders' equity	6.46%	5.89%	7.83%	6.61%	6.42%
Return on tangible equity	7.76%	7.09%	9.36%	7.85%	7.61%
Return on average assets	0.76%	0.68%	0.90%	0.82%	0.81%
Net interest margin (FTE)	3.96%	4.01%	3.99%	3.94%	3.87%
FTE adjustment - investments	1,083	1,062	1,134	1,138	1,196
FTE adjustment - loans	12	11	11	11	12
Amortization of intangibles	137	137	126	74	74
Amortization of intangibles, net of taxes	83	83	77	45	45
Average shares outstanding	16,414,893	16,516,438	16,624,637	16,756,589	17,044,160
Average earning assets	3,106,504	3,151,590	3,165,595	2,938,994	2,957,022
Average interest bearing liabilities	2,481,430	2,527,848	2,521,901	2,323,202	2,323,711

YEAR-TO-DATE
Diluted earnings per share	$0.76	$0.36	$1.64	$1.16	$0.75
Core earnings (excludes nonrecurring items) (non-GAAP)	12,492	6,083	26,870	19,466	12,891
Diluted core earnings per share (non-GAAP)	0.76	0.37	1.59	1.15	0.75
Cash dividends declared per common share	0.42	0.21	0.80	0.60	0.40
Cash dividends declared - amount	6,903	3,469	13,496	10,173	6,839
Return on average stockholders' equity	6.18%	5.89%	6.77%	6.41%	6.31%
Return on tangible equity	7.43%	7.09%	8.05%	7.61%	7.49%
Return on average assets	0.72%	0.68%	0.83%	0.80%	0.79%
Net interest margin (FTE)	3.98%	4.01%	3.93%	3.91%	3.90%
FTE adjustment - investments	2,145	1,062	4,660	3,526	2,388
FTE adjustment - loans	23	11	45	34	23
Amortization of intangibles	274	137	348	222	148
Amortization of intangibles, net of taxes	166	83	212	135	90
Average shares outstanding	16,465,385	16,516,438	16,908,904	17,004,351	17,129,593
Average diluted shares outstanding	16,468,814	16,520,398	16,911,363	17,007,623	17,134,232
Average earning assets	3,129,048	3,151,590	3,008,840	2,952,324	2,959,034
Average interest bearing liabilities	2,503,992	2,527,848	2,378,748	2,331,032	2,334,948

END OF PERIOD
Book value per share	$24.67	$24.62	$24.55	$24.26	$24.03
Tangible book value per share	20.74	20.73	20.66	20.47	20.37
Shares outstanding	16,289,239	16,509,666	16,542,778	16,660,278	16,956,991
Full-time equivalent employees	1,114	1,112	1,068	1,073	1,074
Total number of ATM's	110	110	110	106	102
Total number of financial centers	92	92	92	88	84
Parent company only - investment in subsidiaries	369,965	370,728	368,847	387,944	386,441
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2013	2013	2012	2012	2012
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$6,576	$5,937	$8,033	$6,760	$6,536
Nonrecurring items
Gain on FDIC assisted transactions	-	-	(2,291)	(1,120)	-
Merger related costs	(467)	240	1,081	815	-
Loss on sale of securities	193	-	-	-	-
FHLB prepayment penalties	-	-	175	-	-
Tax effect	107	(94)	406	120	-
Net nonrecurring items	(167)	146	(629)	(185)	-
Core earnings (non-GAAP)	$6,409	$6,083	$7,404	$6,575	$6,536

Diluted earnings per share	$0.40	$0.36	$0.48	$0.41	$0.38
Nonrecurring items
Gain on FDIC assisted transactions	-	-	(0.14)	(0.07)	-
Merger related costs	(0.03)	0.01	0.07	0.05	-
Loss on sale of securities	0.01	-	-	-	-
FHLB prepayment penalties	-	-	0.01	-	-
Tax effect	0.01	-	0.02	0.01	-
Net nonrecurring items	(0.01)	0.01	(0.04)	(0.01)	-
Diluted core earnings per share (non-GAAP)	$0.39	$0.37	$0.44	$0.40	$0.38

YEAR-TO-DATE
Net Income	$12,513	$5,937	$27,684	$19,651	$12,891
Nonrecurring items
Gain on FDIC assisted transactions	-	-	(3,411)	(1,120)	-
Merger related costs	(227)	240	1,896	815	-
Loss on sale of securities	193	-	-	-	-
FHLB prepayment penalties	-	-	175	-	-
Tax effect	13	(94)	526	120	-
Net nonrecurring items	(21)	146	(814)	(185)	-
Core earnings (non-GAAP)	$12,492	$6,083	$26,870	$19,466	$12,891

Diluted earnings per share	$0.76	$0.36	$1.64	$1.16	$0.75
Nonrecurring items
Gain on FDIC assisted transactions	-	-	(0.21)	(0.07)	-
Merger related costs	(0.02)	0.01	0.12	0.05	-
Loss on sale of securities	0.01	-	-	-	-
FHLB prepayment penalties	-	-	0.01	-	-
Tax effect	0.01	-	0.03	0.01	-
Net nonrecurring items	-	0.01	(0.05)	(0.01)	-
Diluted core earnings per share (non-GAAP)	$0.76	$0.37	$1.59	$1.15	$0.75